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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 24, 1998
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                Date of Report (Date of earliest event reported)


                        ALLIED DIGITAL TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       1-13580                                         38-3191597
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(Commission File Number)                    (IRS Employer Identification No.)


                    140 FELL COURT, HAUPPAUGE, NEW YORK   11788
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               (Address of principal executive offices) (Zip Code)


                                 (516) 232-2323
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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)


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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

       (a) On September 24, 1998, Allied Digital Technologies Corp. ("Allied") announced that Analog Acquisition Corp. ("AAC"), a Delaware corporation formed at the direction of 399 Venture Partners, Inc. ("399"), which is an affiliate of Citicorp Venture Capital, Ltd., had merged (the "Allied Merger") with and into Allied pursuant to an Agreement and Plan of Merger, dated as of May 5, 1998, between Allied and AAC (the "Merger Agreement") with Allied as the surviving company. In the Allied Merger, each stockholder of Allied (other than 1,100,110 shares of Allied common stock, par value $.01 per share ("Allied Common Stock") held by 399 and certain management stockholders who elected to retain an aggregate of 74,998 shares of Allied Common Stock, each of which was converted into shares of surviving corporation capital stock and any stockholders who perfect their appraisal rights) received $5 in cash for each share of Allied Common Stock held by them. The Allied Merger was treated as a recapitalization for accounting purposes.

         The transactions contemplated by the Merger Agreement were funded in part from (a) a $75 million senior secured credit facility and a $25 million secured revolving credit facility led by Fleet National Bank and (b) a $20 million unsecured senior subordinated credit facility led by Citicorp Mezzanine Partners, L.P.

         (b)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of May 5, 1998, between Allied Digital Technologies Corp. and Analog Acquisition Corp. (incorporated by reference to the Form 8-K filed by Allied Digital Technologies Corp. on May 15, 1998).

         99.1 Press Release of Allied Digital Technologies Corp. dated September 23, 1998.

         99.2 Press Release of Allied Digital Technologies Corp. dated September 25, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Allied Digital Technologies Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALLIED DIGITAL TECHNOLOGIES CORP.



                                    By:     /s/ Emily M. Hill
                                            -----------------------------------
                                            Emily M. Hill
                                            Chief Financial Officer

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         Exhibit No.                      Description
         -----------                      ------------

         2.1 Agreement and Plan of Merger, dated as of May 5, 1998, between Allied Digital Technologies Corp. and Analog Acquisition Corp. (incorporated by reference to the Form 8-K filed by Allied Digital Technologies Corp. on May 15, 1998).

         99.1                    Press Release of Allied Digital
                                 Technologies Corp. dated September
                                 23, 1998.

         99.2                    Press Release of Allied Digital
                                 Technologies Corp. dated September
                                 25, 1998.

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